Exhibit 10(a)56












              PLANT SCHERER MANAGING BOARD AGREEMENT

                              AMONG

                      GEORGIA POWER COMPANY,

                   OGLETHORPE POWER CORPORATION

 (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION),

             MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA,

                     CITY OF DALTON, GEORGIA,

                       GULF POWER COMPANY,

                  FLORIDA POWER & LIGHT COMPANY

                               AND

                 JACKSONVILLE ELECTRIC AUTHORITY

                  DATED AS OF DECEMBER 31, 1990
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                        TABLE OF CONTENTS
                                                             Page

                            ARTICLE 1

                           DEFINITIONS  . . . . . . . . . . .   4

     1.1   Additional Units . . . . . . . . . . . . . . . . .   4
     1.2   Additional Unit Common Facilities  . . . . . . . .   4
     1.3   Additional Unit Participant  . . . . . . . . . . .   4
     1.4   Agency Functions . . . . . . . . . . . . . . . . .   4
     1.5   Agent  . . . . . . . . . . . . . . . . . . . . . .   5
     1.6   Business Day . . . . . . . . . . . . . . . . . . .   5
     1.7   Capital Budget . . . . . . . . . . . . . . . . . .   5
     1.8   Common Facilities Agency Functions . . . . . . . .   5
     1.9   Common Facilities Agent  . . . . . . . . . . . . .   6
     1.10  Common Facility Cost of Construction . . . . . . .   6
     1.11  Common Procurement . . . . . . . . . . . . . . . .   6
     1.12  Common Procurement Participant . . . . . . . . . .   6
     1.13  Co-Owners' Consents  . . . . . . . . . . . . . . .   6
     1.14  Cost of Construction . . . . . . . . . . . . . . .   7
     1.15  Each Unit  . . . . . . . . . . . . . . . . . . . .   7
     1.16  FERC . . . . . . . . . . . . . . . . . . . . . . .   7
     1.17  Governmental Authority . . . . . . . . . . . . . .   7
     1.18  Legal Requirements . . . . . . . . . . . . . . . .   8
     1.19  Operating Budget . . . . . . . . . . . . . . . . .   8
     1.20  Operating Costs  . . . . . . . . . . . . . . . . .   8
     1.21  Owner  . . . . . . . . . . . . . . . . . . . . . .   9
     1.22  Participant  . . . . . . . . . . . . . . . . . . .   9
     1.23  Participation Agreements . . . . . . . . . . . . .   9
     1.24  Plant Scherer  . . . . . . . . . . . . . . . . . .   9
     1.25  Plant Scherer Coal Stockpile . . . . . . . . . . .  10
     1.26  Plant Scherer Common Facilities  . . . . . . . . .  10
     1.27  Plant Scherer Common Facilities Site . . . . . . .  10
     1.28  Plant Scherer Managing Board . . . . . . . . . . .  10
     1.29  Pro Forma Ownership Interest in Plant Scherer  . .  10
     1.30  Prudent Utility Practice . . . . . . . . . . . . .  11
     1.31  Requisite Additional Units Owner Approval  . . . .  11
     1.32  Requisite Owner Approval . . . . . . . . . . . . .  12
     1.33  Requisite Owner Fuel Approval  . . . . . . . . . .  12
     1.34  Requisite Units Owner Approval . . . . . . . . . .  13
     1.35  Scherer Unit No. 1 . . . . . . . . . . . . . . . .  13
     1.36  Scherer Unit No. 2 . . . . . . . . . . . . . . . .  13
     1.37  Scherer Unit No. 3 . . . . . . . . . . . . . . . .  13
     1.38  Scherer Unit No. 4 . . . . . . . . . . . . . . . .  14
     1.39  Separate Coal Procurement  . . . . . . . . . . . .  14
     1.40  Separate Coal Stockpile  . . . . . . . . . . . . .  14
     1.41  Separate Coal Stockpile Participants . . . . . . .  14
     1.42  Separate Procurement Participants  . . . . . . . .  14
     1.43  Spot Coal  . . . . . . . . . . . . . . . . . . . .  14
     1.44  Uniform System of Accounts . . . . . . . . . . . .  15
     1.45  Unit Common Facilities . . . . . . . . . . . . . .  15
     1.46  Unit Four Participation Agreements . . . . . . . .  15
     1.47  Unit Three Participation Agreements  . . . . . . .  15
     1.48  Units  . . . . . . . . . . . . . . . . . . . . . .  16
     1.49  Units Participation Agreements . . . . . . . . . .  16

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                            ARTICLE 2

                   PLANT SCHERER MANAGING BOARD . . . . . . .  17

     2.1  Establishment and Members of the Plant Scherer
          Managing Board  . . . . . . . . . . . . . . . . . .  17
     2.2  Authority of the Board  . . . . . . . . . . . . . .  18
     2.3  Functions of the Board  . . . . . . . . . . . . . .  19
     2.4  Chairman of the Board . . . . . . . . . . . . . . .  20
     2.5  Duties of the Chairman of the Board . . . . . . . .  21
     2.6  Minutes of Meetings . . . . . . . . . . . . . . . .  23
     2.7  Expenses  . . . . . . . . . . . . . . . . . . . . .  24
     2.8  Procedures  . . . . . . . . . . . . . . . . . . . .  25
     2.9  Attendees at Meetings . . . . . . . . . . . . . . .  25
     2.10 Delegation of Authority . . . . . . . . . . . . . .  25
     2.11 Committees  . . . . . . . . . . . . . . . . . . . .  25
     2.12 Abstention  . . . . . . . . . . . . . . . . . . . .  26


                            ARTICLE 3

         RESPONSIBILITIES OF THE COMMON FACILITIES AGENT  . .  26


                            ARTICLE 4

                           INFORMATION  . . . . . . . . . . .  27
     4.1  Information and Access  . . . . . . . . . . . . . .  27
     4.2  Information to be Provided to the Owners  . . . . .  27


                            ARTICLE 5

                VOTING ISSUES ADDRESSED BY CURRENT
                     PARTICIPATION AGREEMENTS . . . . . . . .  30

     5.1  Capital Budgets and Operating Budgets for the
          Plant Scherer Common Facilities . . . . . . . . . .  30
     5.2  Damage or Destruction of the Plant Scherer Common
          Facilities  . . . . . . . . . . . . . . . . . . . .  33
     5.3  Disposal (including Retirement and Salvage) of the
          Plant Scherer Common Facilities . . . . . . . . . .  33
     5.4  Removal of GPC as Common Facilities Agent . . . . .  34


                            ARTICLE 6

              VOTING ISSUES CONCERNING FUEL MATTERS . . . . .  34

     6.1  Separate Procurement  . . . . . . . . . . . . . . .  34
     6.2  Common Procurement  . . . . . . . . . . . . . . . .  35
     6.3 Switch to an Alternative Fuel Source; Physical Separation of the Plant Scherer Coal Stockpile . . 37
     6.4  Amendment, Modification, or Termination of
          Existing Coal Contracts . . . . . . . . . . . . . .  38
     6.5  Resolution of Incompatible Procurement Strategies .  38

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     6.6  Qualifications of Parties Associated with Separate
          Procurement . . . . . . . . . . . . . . . . . . . .  39
     6.7  Coal Contract and Transportation Administration if
          GPC is Removed as Agent for any Unit  . . . . . . .  39


                            ARTICLE 7

          OTHER ISSUES REQUIRING MANAGING BOARD APPROVAL  . .  40

     7.1  Resolution of Conflicting Contractual Obligations
          for GPC as Agent  . . . . . . . . . . . . . . . . .  40
     7.2  Insurance Procurement by Owners . . . . . . . . . .  41
     7.3  Allocation of Insurance Proceeds  . . . . . . . . .  42
     7.4  Managing Board Jurisdiction Over Additional
          Matters . . . . . . . . . . . . . . . . . . . . . .  42


                            ARTICLE 8

              UNIT AND UNIT COMMON FACILITIES ISSUES  . . . .  44

     8.1  Capital Budgets and Operating Budgets for the Unit
          Common Facilities . . . . . . . . . . . . . . . . .  44
     8.2  Damage or Destruction of the Unit Common
          Facilities  . . . . . . . . . . . . . . . . . . . .  47
     8.3  Disposal (including Retirement and Salvage) of the
          Unit Common Facilities  . . . . . . . . . . . . . .  47
     8.4  Separate Dispatch Procedures  . . . . . . . . . . .  47


                            ARTICLE 9

             ADDITIONAL UNIT COMMON FACILITIES ISSUES . . . .  49

     9.1  Capital Budgets and Operating Budgets for the
          Additional Unit Common Facilities . . . . . . . . .  49
     9.2  Damage or Destruction of the Additional Unit
          Common Facilities . . . . . . . . . . . . . . . . .  52
     9.3  Disposal (including Retirement and Salvage) of the
          Additional Unit Common Facilities . . . . . . . . .  52
     9.4  Removal of GPC as Additional Unit Common
          Facilities Agent  . . . . . . . . . . . . . . . . .  52
     9.5  Information to be provided to the Additional Unit
          Participants  . . . . . . . . . . . . . . . . . . .  52


                            ARTICLE 10

                        RECOVERY OF COSTS . . . . . . . . . .  53


                            ARTICLE 11

                 RELATION TO EXISTING AGREEMENTS  . . . . . .  53


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                            ARTICLE 12

                  EFFECTIVE DATE AND TERMINATION  . . . . . .  55


                            ARTICLE 13

                          MISCELLANEOUS . . . . . . . . . . .  55

     13.1   Required Approvals  . . . . . . . . . . . . . . .  55
     13.2   Further Assurances  . . . . . . . . . . . . . . .  55
     13.3   Governing Law . . . . . . . . . . . . . . . . . .  55
     13.4   Notice  . . . . . . . . . . . . . . . . . . . . .  56
     13.5   Section Headings Not To Affect Meaning  . . . . .  58
     13.6   Time of Essence . . . . . . . . . . . . . . . . .  58
     13.7   Amendments  . . . . . . . . . . . . . . . . . . .  58
     13.8   Successors and Assigns  . . . . . . . . . . . . .  58
     13.9   Counterparts  . . . . . . . . . . . . . . . . . .  58
     13.10  Computation of Percentage Undivided Ownership
          Interest  . . . . . . . . . . . . . . . . . . . . .  58
     13.11  Several Agreements  . . . . . . . . . . . . . . .  59
     13.12  Confidentiality . . . . . . . . . . . . . . . . .  59



                            APPENDICES

     Appendix A     Guidelines for Capital Budgets and Operating
                    Budgets for Plant Scherer



                             EXHIBITS

     Exhibit A      Existing Contracts

     Exhibit B      Joint Committee Procedures

     Exhibit C      Operating Costs Allocation


















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              PLANT SCHERER MANAGING BOARD AGREEMENT

     THIS PLANT SCHERER MANAGING BOARD AGREEMENT ("Agreement") is

made and entered into as of December 31, 1990, among GEORGIA

POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia ("GPC" or "Georgia"); OGLETHORPE

POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION &

TRANSMISSION CORPORATION), an electric membership corporation organized and existing under Title 46 of the Official Code of

Georgia Annotated ("OPC"); the MUNICIPAL ELECTRIC AUTHORITY OF

GEORGIA, a public corporation and an instrumentality of the State of Georgia ("MEAG"); the CITY OF DALTON, a municipal political subdivision of the State of Georgia, acting by and through its

Board of Water, Light and Sinking Fund Commissioners ("Dalton");

GULF POWER COMPANY, a corporation organized and existing under the laws of the State of Maine ("Gulf"); FLORIDA POWER & LIGHT

COMPANY, a corporation organized and existing under the laws of the State of Florida ("FPL"); and JACKSONVILLE ELECTRIC

AUTHORITY, a body corporate and politic and an independent agency of the City of Jacksonville, Florida, organized and existing under the laws of the State of Florida ("JEA").



                           WITNESSETH:



     WHEREAS, OPC, GPC, MEAG and Dalton have previously entered into the Units Participation Agreements concerning the Units, the

Unit Common Facilities, the Plant Scherer Common Facilities and

the Plant Scherer Coal Stockpile pursuant and subject to which

OPC, MEAG and Dalton have irrevocably appointed GPC as their


                              - 1 -
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Agent in connection with the planning, licensing, design,

construction, acquisition, completion, management, control,

operation, maintenance, renewal, addition, replacement,

modification and disposal for the Units, the Unit Common

Facilities, the Plant Scherer Common Facilities and the Plant

Scherer Coal Stockpile;



     WHEREAS, GPC and Gulf have previously entered into the Unit

Three Participation Agreements concerning Scherer Unit No. 3, the

Additional Unit Common Facilities, the Plant Scherer Common

Facilities and the Plant Scherer Coal Stockpile pursuant and subject to which Gulf has irrevocably appointed GPC as its Agent in connection with the planning, licensing, design, construction,

acquisition, completion, management, control, operation,

maintenance, renewal, addition, replacement, modification and disposal of Scherer Unit No. 3, the Additional Unit Common

Facilities, the Plant Scherer Common Facilities and the Plant

Scherer Coal Stockpile;



     WHEREAS, GPC, FPL and JEA have entered into the Unit Four

Participation Agreements dated as of the date hereof, concerning

Scherer Unit No. 4, the Additional Unit Common Facilities, the

Plant Scherer Common Facilities and the Plant Scherer Coal

Stockpile pursuant and subject to which FPL and JEA irrevocably appoint GPC as their Agent in connection with the planning,

licensing, design, construction, acquisition, completion,

management, control, operation, maintenance, renewal, addition,

replacement, modification and disposal of Scherer Unit No. 4, the


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Additional Unit Common Facilities, the Plant Scherer Common

Facilities and the Plant Scherer Coal Stockpile; and



     WHEREAS, the Participants and Additional Unit Participants

now desire to provide for and establish a Plant Scherer Managing

Board (i) to coordinate the implementation and administration of the Agency Functions with respect to the Plant Scherer Common

Facilities, (ii) to establish standards, rules and policies for fuel and fuel procurement, (iii) for the Participants to

coordinate the implementation and administration of the Agency

Functions with respect to the Units and the Unit Common

Facilities, (iv) for the Additional Unit Participants to

coordinate the implementation and administration of the Agency

Functions with respect to the Additional Units and the Additional

Unit Common Facilities and (v) to perform the functions

hereinafter provided.



     NOW THEREFORE, in consideration of the promises and the

mutual undertakings stated herein, the parties hereto intending to be legally bound do hereby agree as follows:


















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                            ARTICLE 1

                           DEFINITIONS



     As used herein, the following terms and phrases shall have,

respectively, the following meanings:



     1.1   Additional Units.  "Additional Units" shall consist of

Scherer Unit No. 3 and Scherer Unit No. 4, each of which is an

Additional Unit.



     1.2   Additional Unit Common Facilities.  "Additional Unit

Common Facilities" shall have the meaning assigned in the

relevant provisions of the respective Participation Agreements.



     1.3   Additional Unit Participant.  "Additional Unit

Participant" and "Additional Unit Participants" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.4   Agency Functions.  "Agency Functions" shall mean those

activities which the Agent shall undertake on behalf of the

Participants and Additional Unit Participants, as the case may be, and which relate to the planning, licensing, design,

construction, acquisition, completion, management, control,

operation, maintenance, renewal, addition, replacement,

modification and disposal of the Units, the Unit Common

Facilities, the Additional Units, the Additional Unit Common

Facilities, the Plant Scherer Common Facilities, and the Plant


                              - 4 -

Scherer Coal Stockpile, as the case may be, under the

Participation Agreements.



     1.5   Agent.  "Agent" shall mean GPC or its successors, with

respect to its rights and obligations in the performance of the

Agency Functions.



     1.6   Business Day.  "Business Day" shall be any Monday,

Tuesday, Wednesday, Thursday or Friday other than a day which has been established by law or required by executive order as a

holiday for any commercial banking institution in the State of

Florida or the State of Georgia.



     1.7   Capital Budget.  "Capital Budget" shall have the

meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.8   Common Facilities Agency Functions.  "Common

Facilities Agency Functions" shall mean the Agency Functions with respect to the Unit Common Facilities, the Additional Unit Common

Facilities, the Plant Scherer Common Facilities or the Plant

Scherer Coal Stockpile.



     1.9   Common Facilities Agent.  "Common Facilities Agent"

shall mean GPC or its successor, (i) acting on its own behalf for so long as GPC (or its successor as Agent) continues to own an undivided ownership interest in the Plant Scherer Common




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                              - 5 -

Facilities and (ii) as Agent for the other Owners in the

performance of the Common Facilities Agency Functions.



     1.10  Common Facility Cost of Construction.  "Common

Facility Cost of Construction"  shall have the meaning assigned in the relevant provisions of the respective Participation

Agreements.



     1.11  Common Procurement.  "Common Procurement" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.12  Common Procurement Participant.  "Common Procurement

Participant" shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.



     1.13  Co-Owners' Consents.  "Co-Owners' Consents" shall mean those certain Consents, Amendments, and Assumptions Nos. 1-4 dated December 30, 1985 among GPC, OPC, MEAG, Dalton, Gulf Power

Company, and Wilmington Trust Company and NationsBank of Georgia,

N.A. (as successor to William J. Wade) as Owner Trustees, and those certain Amendment to Consents, Amendments, and Assumptions

Nos. 1-4 dated August 16, 1993 among GPC, OPC, MEAG, Dalton, Gulf

Power Company, Jacksonville Electric Authority and Florida Power

& Light Company and Wilmington Trust Company and NationsBank of

Georgia, as Owner Trustees.






                              - 6 -

     1.14  Cost of Construction.  "Cost of Construction" shall

have the meaning assigned in the relevant provisions of the

respective Participation Agreements.



     1.15  Each Unit.  "Each Unit" shall mean and refer to,

respectively, the Units, the Unit Common Facilities, Scherer Unit

No. 3, Scherer Unit No. 4 and the Additional Unit Common

Facilities.



     1.16  FERC.  The "FERC" shall be defined as the Federal

Energy Regulatory Commission or any entity succeeding to the powers and functions thereof.



     1.17  Governmental Authority.  "Governmental Authority"

shall mean any local, state, regional or federal administrative,

legal, judicial, or executive agency, court, commission,

department or other entity, but excluding any agency, commission,

department or other such entity acting in its capacity as lender,

guarantor, mortgagee and excluding any Participant or Additional

Unit Participant.



     1.18  Legal Requirements.  "Legal Requirements" shall mean all laws, codes, ordinances, orders, judgments, decrees,

injunctions, licenses, rules, permits, approvals, regulations and requirements of every Governmental Authority having jurisdiction over the matter in question, whether federal, state or local,

which may be applicable to any Agent or any of the Participants or Additional Unit Participants, as required by the context in


                              - 7 -
which used, or to Each Unit, the Plant Scherer Common Facilities or the Plant Scherer Coal Stockpile, or to the use, manner of use, occupancy, possession, operation, maintenance, management,

control, construction, acquisition, installation, alteration,

improvement, addition, renewal, modification, replacement,

repair, reconstruction or disposal of Each Unit, the Plant

Scherer Common Facilities, the Plant Scherer Coal Stockpile, or

any part thereof.



     1.19  Operating Budget.  "Operating Budget" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.20  Operating Costs.  "Operating Costs"  shall have the

meaning assigned in the relevant provisions of the respective

Participation Agreements.  Operating Costs shall be allocated among and between the Units, the Unit Common Facilities, the

Additional Units, the Additional Unit Common Facilities and the

Plant Scherer Common Facilities as described in Exhibit C

attached hereto and incorporated herein by reference.



     1.21  Owner.  "Owner" shall mean, individually, any owner of an undivided ownership interest in Plant Scherer; and "Owners"

shall mean all of them.



     1.22  Participant.  "Participant" and "Participants" shall refer individually or collectively, as the case may be, to GPC,

OPC, MEAG, and Dalton (in their capacities as Owners of the


                              - 8 -

Units) and to any transferee or assignee of any of them of an interest in the Units pursuant to the Units Participation

Agreements, provided, however, such references shall only refer to an entity for so long as said entity is an owner of any of the

Units.



     1.23  Participation Agreements.  "Participation Agreements"

shall mean collectively the Units Participation Agreements, the

Unit Three Participation Agreements and the Unit Four

Participation Agreements.



     1.24  Plant Scherer.  "Plant Scherer" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.25  Plant Scherer Coal Stockpile.  "Plant Scherer Coal

Stockpile" shall have the meaning assigned in the relevant

provisions of the respective Participation Agreements.



     1.26  Plant Scherer Common Facilities.  "Plant Scherer

Common Facilities" shall have the meaning assigned in the

relevant provisions of the Participation Agreements.



     1.27  Plant Scherer Common Facilities Site.  "Plant Scherer

Common Facilities Site"  shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.






                              - 9 -
                              - 9 -
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     1.28  Plant Scherer Managing Board.  "Plant Scherer Managing

Board", "Managing Board" or "Board" shall mean the board

established pursuant to Section 2.1 of this Agreement.



     1.29  Pro Forma Ownership Interest in Plant Scherer.  "Pro

Forma Ownership Interest in Plant Scherer" shall mean for each

Participant and Additional Unit Participant the percentage

obtained by dividing by four (i) the sum of (A) such

Participant's or Additional Unit Participant's percentage

undivided ownership interest, if any, in Scherer Unit No. 1, plus

(B) its percentage undivided ownership interest, if any, in

Scherer Unit No. 2, plus (C) its percentage undivided ownership interest, if any, in Scherer Unit No. 3, plus (D) its percentage undivided ownership interest, if any, in Scherer Unit No. 4.



     1.30  Prudent Utility Practice.  "Prudent Utility Practice"

at a particular time shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the

electric utility industry prior to such time, or any of the

practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at the lowest reasonable cost consistent with good business

practices, reliability, safety and expedition.  "Prudent Utility

Practice" is not intended to be limited to the optimum practice,

method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the


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                              - 10 -
requirements of Governmental Authorities of competent

jurisdiction and the requirements of the Participation

Agreements.



     1.31  Requisite Additional Units Owner Approval.  "Requisite

Additional Units Owner Approval" shall mean the written approval or consent by those Owners who collectively own at least an

aggregate 51% of the undivided ownership interest in the

Additional Unit Common Facilities, which written approval or consent may be signified by the signatures of the members of the

Plant Scherer Managing Board who represent such Owners and are not precluded in participating or taking action pursuant to

Section 13.10 hereof respecting any resolution or motion acted upon by the Board pursuant to this Agreement or the approval of the minutes of any Board meeting.



     1.32  Requisite Owner Approval.  "Requisite Owner Approval"

shall mean the written approval or consent by those Owners who collectively hold at least 76% of the undivided ownership

interest in the Units and Additional Units, which written

approval or consent may be signified by the signatures of the members of the Plant Scherer Managing Board who represent such

Owners and are not precluded in participating or taking action pursuant to Section 13.10 hereof respecting any resolution or motion acted upon by the Board pursuant to this Agreement or the approval of the minutes of any Board meeting.






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





     1.33  Requisite Owner Fuel Approval.  "Requisite Owner Fuel

Approval"  shall mean the written approval or consent by those

Owners who collectively hold at least 85% of the undivided

ownership interest in the Units and Additional Units, which

written approval or consent may be signified by the signatures of the members of the Plant Scherer Managing Board who represent such Owners and are not precluded in participating or taking action pursuant to Section 13.10 hereof respecting any resolution or motion acted upon by the Board pursuant to this Agreement or the approval of the minutes of any Board meeting.



     1.34  Requisite Units Owner Approval.  "Requisite Units

Owner Approval"  shall mean the written approval or consent by those Owners who collectively hold at least an aggregate 75% of the undivided ownership interest in the Units, including MEAG so long as MEAG owns at least a 15.1% undivided ownership interest in the Plant Scherer Common Facilities, which written approval or consent may be signified by the signatures of the members of the

Plant Scherer Managing Board who represent such Owners and are not precluded in participating or taking action pursuant to

Section 13.10 hereof respecting any resolution or motion acted upon by the Board pursuant to this Agreement or the approval of the minutes of any Board meeting.



     1.35  Scherer Unit No. 1.  "Scherer Unit No. 1" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.




                              - 12 -

     1.36  Scherer Unit No. 2.  "Scherer Unit No. 2" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.37  Scherer Unit No. 3.  "Scherer Unit No. 3" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.38  Scherer Unit No. 4.  "Scherer Unit No. 4" shall have the meaning assigned in the relevant provisions of the respective

Participation Agreements.



     1.39  Separate Coal Procurement.  "Separate Coal

Procurement" shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.



     1.40  Separate Coal Stockpile.  "Separate Coal Stockpile"

shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.



     1.41  Separate Coal Stockpile Participants.  "Separate Coal

Stockpile Participants" shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.



     1.42  Separate Procurement Participants.  "Separate

Procurement Participants" shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.




                              - 13 -

     1.43  Spot Coal.  "Spot Coal" shall mean all coal purchased for the Common Coal Stockpile and the Separate Coal Stockpiles

which is acquired under an arrangement of acquisition for a

period of less than one year, or some other period agreed to by

Requisite Owner Approval pursuant to this Agreement.



     1.44  Uniform System of Accounts.  The "Uniform System of

Accounts" shall mean the FERC Uniform System of Accounts

prescribed for Public Utilities and Licensees subject to the provisions of the Federal Power Act, as the same now exist or may be hereafter amended by the FERC.



     1.45  Unit Common Facilities.  "Unit Common Facilities"

shall have the meaning assigned in the relevant provisions of the respective Participation Agreements.



     1.46  Unit Four Participation Agreements.  "Unit Four

Participation Agreements" shall mean the following purchase and ownership and operating contracts concerning Scherer Unit No. 4:

          Plant Robert W. Scherer Unit Number Four Amended and
          Restated Purchase and Ownership Participation Agreement among GPC, FPL and JEA, dated as of December 31, 1990, as amended;

          Plant Robert W. Scherer Unit Number Four Substation
          Purchase Agreement among GPC, FPL and JEA, dated
          December 31, 1990; and

          Plant Robert W. Scherer Unit Number Four Operating
          Agreement among GPC, FPL and JEA, dated as of December
          31, 1990, as amended.







                              - 14 -

     1.47  Unit Three Participation Agreements.  "Unit Three

Participation Agreements" shall mean the following purchase and ownership and operating contracts concerning Scherer Unit No. 3:

          Amended and Restated Plant Robert W. Scherer Unit
          Number Three Purchase and Ownership Participation
          Agreement among GPC and Gulf, dated as of December 31, 1990; and

          Amended and Restated Plant Robert W. Scherer Unit
          Number Three Operating Agreement among GPC and Gulf, dated as of December 31, 1990;


     1.48  Units.  "Units" shall consist of Scherer Unit No. 1

and Scherer Unit No. 2, each of which is a Unit.



     1.49  Units Participation Agreements.  "Units Participation

Agreements" shall mean the following purchase and ownership and operating contracts concerning the Units:



          Plant Robert W. Scherer Units Numbers One and Two
          Purchase and Ownership Participation Agreement among
          GPC, OPC, MEAG and Dalton, dated as of May 15, 1980;

          Plant Robert W. Scherer Units Numbers One and Two
          Operating Agreement among Georgia, OPC, MEAG and
          Dalton, dated as of May 15, 1980;

          Amendment to Plant Robert W. Scherer Units Numbers One and Two Purchase and Ownership Participation Agreement among GPC, OPC, MEAG and Dalton, dated as of December
          30, 1985;

          Amendment to Plant Robert W. Scherer Units One and Two
          Operating Agreement among GPC, OPC, MEAG and Dalton, dated as of December 30, 1985;

          Amendment Number Two to the Plant Robert W. Scherer Units Numbers One and Two Purchase and Ownership Participation Agreement and Amendment Number One to Plant Robert W. Scherer Unit Number Three Purchase and Ownership Participation Agreement, dated as of July 1, 1986;

          Amendment Number Three to the Plant Robert W. Scherer
          Units Numbers One and Two Purchase and Ownership

                              - 15 -

          Participation Agreement and Amendment Number Two to
          Plant Robert W. Scherer Unit Number Three Purchase and
          Ownership Participation Agreement, dated as of August
          1, 1988;

          Amendment Number Four to the Plant Robert W. Scherer
          Units Numbers One and Two Purchase and Ownership
          Participation Agreement, dated as of December 31, 1990;

          Amendment Number Two to the Plant Robert W. Scherer
          Units Numbers One and Two Operating Agreement dated as of December 31, 1990; and

          The Consents, Amendments and Assumptions Nos. 1-4, dated December 30, 1985 among GPC, OPC, MEAG, Dalton,
          Gulf Power Company and Wilmington Trust Company and
          NationsBank of Georgia, N.A. (as successor to
          William J. Wade) as Owner Trustees.

          Amendment to Consents, Amendments and Assumptions Nos. 1-4 dated August 16, 1993, among, GPC, OPC, MEAG, Dalton, Gulf Power Company, Jacksonville Electric Authority and Florida Power & Light Company and Wilmington Trust Company and NationsBank of Georgia, N.A., as Owner Trustees.


                            ARTICLE 2

                   PLANT SCHERER MANAGING BOARD



     2.1  Establishment and Members of the Plant Scherer Managing

Board.  As of the effective date of this Agreement there shall be established a Plant Scherer Managing Board, which shall consist of a member and an alternate designated by each Owner.  The Board shall have the authorities, powers, and functions hereinafter provided.  Each Owner shall within 30 days after the effective date of this Agreement give written notice of its designated member and alternate to the Common Facilities Agent which shall distribute a consolidated list of such members and alternates to all Owners, within five Business Days thereafter.  Each Owner may change its designated member or alternate by giving written



                              - 16 -
notice of the change to the Common Facilities Agent which shall promptly distribute a revised consolidated list to all Owners.

     Each member of the Board shall be authorized to represent

the Owners which appointed him or her and shall have the

authority to obligate such Owner.  In the event any member of the

Board is unable to attend any meeting of the Board, the

designated alternate for such member shall have the full power and authority of such member to act for and obligate the Owner which such member represents or if any member is to represent another Owner, he shall provide an affidavit to such effect

stating the scope and term of such representation.

     If an Owner has contracted with a third party to transfer

one or more undivided ownership interests in one or more of the

Units, the Additional Units, or both, such Owner may also

contract with such third party that it will not vote under this

Agreement with respect to the undivided ownership interest or interests contracted to be transferred in a manner with which such third party disagrees or such Owner will vote as directed by such third party with respect to the undivided ownership interest or interests to be transferred. Such Owner may otherwise vote as it chooses with respect to its undivided ownership interests not contracted to be transferred.  Provided, however, such Owner contracting with such third party shall notify the other Owners when such Owner votes or does not vote at the direction of such third party.



     2.2  Authority of the Board.  The Plant Scherer Managing

Board shall have all authority and power necessary to perform the


                              - 17 -
functions delegated to it by Section 2.3 hereof and any other functions explicitly delegated to it by this Agreement or the

Participation Agreements.  Such authority and power shall be exercised by the Board in the manner as hereinafter provided in this Agreement.  Those functions that solely relate to the Units or the Unit Common Facilities, on the one hand, or to the

Additional Units or the Additional Unit Common Facilities, on the

other, shall be voted by Requisite Units Owner Approval or

Requisite Additional Units Owner Approval, respectively.



     2.3  Functions of the Board.  The Plant Scherer Managing

Board shall perform the following functions:



          2.3.1     By Requisite Owner Approval, conduct or

     undertake such studies, investigations or audits which the

     Board determines are appropriate or useful in carrying out its responsibilities or functions.  By Requisite Owner

     Approval, the Board may employ independent consultants or

     utilize the personnel or other resources of the Common

     Facilities Agent or any Owner for such studies,

     investigations or audits.  The costs of such studies,

     investigations or audits shall be borne by the Owners in the proportion of their respective undivided ownership interest in the Plant Scherer Common Facilities.



          2.3.2     By Requisite Owner Approval, review and

     approve, disapprove or revise and approve the Capital

     Budgets and Operating Budgets with respect to the Plant


                              - 18 -

     Scherer Common Facilities to be submitted annually (or more often upon revision by the Common Facilities Agent) by the

     Common Facilities Agent, all pursuant to Article 5.1 hereof.



          2.3.3     Perform those functions described in Articles

     4, 5, 6, 7, 8 and 9 hereof by such percentage votes as are set forth therein.



     2.4  Chairman of the Board.  So long as GPC is an Owner and is the Common Facilities Agent, the member of the Plant Scherer

Managing Board representing GPC shall be the Chairman of the

Board. In the event GPC is not an Owner and the Common Facilities

Agent, then the Chairman of the Board shall be a member of the

Board elected, by members of the Board representing in the

aggregate at least a majority of the undivided ownership

interests in the Units and Additional Units, for a term of twelve consecutive months or until his successor is elected.  In the event of the death, disability, or resignation of the Chairman of the Board prior to the expiration of such term or on the

expiration of such term, the succeeding Chairman of the Board shall be a member of the Board elected, by members representing in the aggregate at least a majority of the undivided ownership interests in the Units and Additional Units, for a term of twelve consecutive months or until his successor is elected.  There shall be no restriction upon the number of terms to which any member of the Board may be elected to serve as Chairman of the

Board.




                              - 19 -

     2.5  Duties of the Chairman of the Board.  The Chairman of

the Managing Board shall have the following duties:



          2.5.1     Schedule meetings of the Board at such time

     and place as the Chairman of the Board may determine but (1)

     not less frequently than once every three months unless all members of the Board shall otherwise agree and (2) not less frequently than reasonably required to consider and vote on any alternative proposal pursuant to Articles 5, 6, 7, 8 or

     9 of this Agreement within the required time period for such vote if requested by any member in writing to the Chairman.

     Any meeting of the Board may be conducted by telephone

     conference and any members of the Board may participate in any meeting by telephone.  All members of the Board shall

     have the right to vote on all resolutions and motions by

     proxy.



          2.5.2     Provide notice to all other members of the

     Board of each scheduled Board meeting at least 30 calendar days in advance of such meeting except (1) in emergencies,

     (2) as required for meetings under clause (2) of Section

     2.5.1 or (3) unless all members consent to a shorter notice.

     The attendance of a member of the Board at a Board meeting is a waiver of such notice, unless such member's attendance is to protest the holding of the meeting.



          2.5.3     Provide all other members of the Board with a

     copy of each resolution or motion which the Chairman of the


                              - 20 -

     Board or any other member proposes to submit to the Board

     for action at any Board meeting at least five Business Days prior to such meeting or such shorter time as may be

     reasonably required for any meeting called pursuant to

     clauses (1), (2) or (3) under Section 2.5.2; provided such time requirement may be waived by Requisite Owner Approval.



          2.5.4     Preside at each Board meeting and conduct all

     Board meetings in accordance with the procedures and rules established in accordance with Section 2.8 hereof.



          2.5.5     Establish the agenda for each Board meeting,

     including such items or matters as the Chairman of the Board shall deem appropriate and such items or matters as may be requested by any other member of the Board.



          2.5.6     Notify all members of the Board of the agenda

     for each meeting as much in advance of such meeting as may be possible, but in any event not less than five Business

     Days before such meeting.



          2.5.7     Appoint a secretary for the Board who need

     not be a member of the Board and who shall (i) prepare a

     draft of the minutes for each Board meeting and deliver or mail a copy of such draft minutes to each member of the

     Board within five Business Days after the close of each

     Board meeting and (ii) take custody of and maintain the

     records of all Board meetings.


                              - 21 -

     2.6  Minutes of Meetings.  The minutes of each Board meeting shall record the following:



          2.6.1     The date, time and place of the meeting;



          2.6.2     The agenda of the meeting and the items or

     matters discussed;



          2.6.3     The resolutions and motions approved, actions

     approved, agreements reached and decisions made by the

     Board, including the votes of the members of the Board on

     each of such resolutions, motions, actions, agreements and decisions; and



          2.6.4     The date, time and place of the next meeting

     of the Board to be scheduled;



provided, however, that (1) the minutes of any meeting of the

Board shall not include any position advanced by any member on any matter which was not adopted by the Board at such meeting for any reason, and (2) the effectiveness of any action taken by the

Board to approve any matter shall be immediate upon such action being taken (unless a specific effective date is part of the approved resolution) and shall not be deferred until approval of the minutes reflecting such action or approval.  At the next succeeding regular meeting at which each Owner has an opportunity to be represented, the members of the Board in attendance shall consider the minutes of the preceding regular or called meeting


                              - 22 -
and if they are found in order, shall signify approval of the minutes by affixing their signatures to same.

     The minutes of each Board Meeting shall be kept in a

central, permanent repository.  The secretary shall give notice to all members of the Board of the location of such repository and provide all members of the Board access to the minutes of all meetings and shall provide copies of such minutes to each of the

Owners.



     2.7  Expenses.  Each Owner shall be responsible for the

personal expenses of its member and alternate of the Managing

Board at any Board meeting.  General meeting expenses and all other expenses necessary in the performance of the Board

functions shall be allocated and paid as determined by the Board.



     2.8  Procedures.  By Requisite Owner Approval, the Managing

Board shall develop and adopt and, from time to time, modify procedures as may be appropriate for the conduct of its meetings and the performance of its functions, including any general

procedures for allocating Board expenses pursuant to Section 2.7.



     2.9  Attendees at Meetings.  Attendance at meetings of the

Managing Board shall not be limited to members of the Board, but the Owners recognize the practical necessity of limiting the participation of attendees at any Board meeting who are not

members to those who are expected to take an active part on the agenda for such meeting.  Subject to Legal Requirements, the

Chairman of the Board, on his own motion or at the request of any


                              - 23 -
member may conduct any portion of any meeting in executive

session at which attendance may be restricted to members or their respective alternates (including their counsel) and persons

invited by the Chairman of the Board.



     2.10 Delegation of Authority.  The Managing Board shall not delegate its authority to others.



     2.11 Committees.  The Managing Board shall have the

authority to appoint and charge committees to study and make recommendations on any subject concerning the (1) Plant Scherer

Common Facilities by Requisite Owner Approval, (2) the Unit

Common Facilities by Requisite Units Owner Approval, (3) the

Additional Unit Common Facilities by Requisite Additional Units

Owner Approval or (4) the Plant Scherer Coal Stockpile by

Requisite Owner Approval.  The purpose, charge and duty of each committee so appointed shall not exist for more than one year unless reappointed by the Board by the same approval set forth in this Section 2.11.



     2.12 Abstention.  Any Owner, in its sole discretion, may

abstain from voting on any issue presented to the Managing Board.



                            ARTICLE 3

         RESPONSIBILITIES OF THE COMMON FACILITIES AGENT



     GPC shall continue to be the Common Facilities Agent and

shall continue to perform the Common Facilities Agency Functions


                              - 24 -
subject to the provisions of the Participation Agreements and pursuant to the provisions of this Agreement.



                            ARTICLE 4

                           INFORMATION



     4.1  Information and Access.  The Common Facilities Agent

shall furnish or cause to be furnished information, access to information and access to Plant Scherer and the offices of the

Common Facilities Agent in accordance with this Article 4.



     4.2  Information to be Provided to the Owners.  The Common

Facilities Agent shall provide information to each member of the

Managing Board in the manner indicated below:



          4.2.1     Formal Routine Information.  In addition to

     the Capital Budget and Operating Budget provided routinely pursuant to Articles 5, 8 and 9, the Common Facilities Agent will also furnish:

               4.2.1.1   Plant Budget Reports.  The Common

          Facilities Agent will furnish to each member of the

          Managing Board monthly information showing actual

          Operating Costs and Cost of Construction for each month

          with comparisons to the respective Operating Budget and

          Capital Budget.  This report will normally be provided

          by the end of the succeeding month.

               4.2.1.2   Audit Reports.   The Common Facilities

          Agent will make available for review by the Owners


                              - 25 -
          copies of financial or accounting reports concerning

          the Plant Scherer Common Facilities and the Plant

          Scherer Coal Stockpile containing the results of audits

          which are otherwise in the public domain.

               4.2.1.3   Meetings with the Board.  In order to

          assure that the members of the Board are informed as to

          the status of operations at Plant Scherer, a management

          employee of the Common Facilities Agent responsible for

          the operation of Plant Scherer shall meet with the

          Board at its request.  At such meetings the Common

          Facilities Agent shall present information concerning

          plant performance and the status and condition of the

          Plant Scherer Common Facilities, and the Plant Scherer

          Coal Stockpile, including review of any problems,

          status reports and new capital property, and shall

          present an overview of Plant Scherer and its operations

          and address items on the agenda for the meeting of the

          Board.  The Common Facilities Agent will inform the

          Board of material events and conditions which are

          affecting or may reasonably be expected to affect the

          availability, status and condition or which would

          result in a material increase in costs associated with

          the Plant Scherer Common Facilities or the Plant

          Scherer Coal Stockpile, and of changes in the senior

          management of Plant Scherer.

               4.2.1.4   Responses to Owner Inquiries.  In

          addition to the obligations of the Common Facilities

          Agent to provide the information and access as


                              - 26 -
          explicitly required herein, the Common Facilities Agent

          will respond to reasonable written requests from any

          Owner for information not otherwise provided pursuant

          to this Agreement regarding the Plant Scherer Common

          Facilities, and, any additional costs associated with

          the gathering and furnishing of such information shall

          be paid by the Owner(s) requesting the same.  The

          Common Facilities Agent shall within 30 days after the

          effective date hereof designate a person to be

          responsible for being responsive and providing

          reasonably adequate and complete information to

          inquiries from the Owners.



          4.2.2     Formal Non-routine Information.  Information

     which is time sensitive, including information on plant

     trips, power reductions, work disruptions or stoppages,

     deratings of any Unit or Additional Unit, failures of major equipment, and emergencies at Plant Scherer shall be

     provided as soon as practicable by the Common Facilities

     Agent to the Owners.  Information in this category also

     includes informal reports concerning events which the Common

     Facilities Agent believes may result in public interest or may lead to inquiries to Owners by members of the public,

     and news releases with respect to Plant Scherer issued by

     the Common Facilities Agent.



          4.2.3     Informal Information.  The Common Facilities

     Agent shall provide the authorized representatives of each


                              - 27 -

     Owner with reasonable access to the Common Facilities

     Agent's Plant Scherer management employees for informal

     communications of a general nature and with access to

     routine reports and records on plant operations and

     conditions that are normally readily available.



                            ARTICLE 5

                VOTING ISSUES ADDRESSED BY CURRENT

                     PARTICIPATION AGREEMENTS



     5.1  Capital Budgets and Operating Budgets for the Plant

Scherer Common Facilities.  By the date set forth therefor in

Appendix A of each year, each Owner may provide the Common

Facilities Agent information to be used in the formulation of the subsequent year's Capital Budget and Operating Budget for the

Plant Scherer Common Facilities.  Such budgets shall conform to the requirements and guidelines stated in Appendix A attached hereto and any revisions of such appendix as may be approved by the Board by Requisite Owner Approval and agreed to by the Common

Facilities Agent.  By the date set forth therefor in Appendix A of each year, the Capital Budget and the Operating Budget shall be approved or disapproved, each in its entirety, by the Board by

Requisite Owner Approval, which shall include MEAG so long as

MEAG owns at least a 15.1% undivided ownership interest in the

Plant Scherer Common Facilities.  If the Capital Budget or

Operating Budget is disapproved, the Board shall then have until the date set forth therefor in Appendix A to adopt by Requisite

Owner Approval, which shall include MEAG so long as MEAG owns at


                              - 28 -
least a 15.1% undivided ownership interest in the Plant Scherer

Common Facilities, a revised Capital Budget or Operating Budget which shall comply with Prudent Utility Practice and Legal

Requirements.  In the event that the Board is unable to approve any budget by Requisite Owner Approval, which shall include MEAG so long as MEAG owns at least a 15.1% undivided ownership

interest in the Plant Scherer Common Facilities, by the date set forth therefor in Appendix A, then the budget to be utilized shall be the one submitted by the Common Facilities Agent, and such budget shall be deemed approved by the Board and binding on the Owners.

     The Operating Budget, the Capital Budget, or both, for each calendar year shall be revised as deemed necessary by the Common

Facilities Agent to reflect changed conditions in such calendar year, and promptly upon any such revision, the Common Facilities

Agent shall provide to each of the other Owners a revised

Operating Budget, Capital Budget, or both, as the case may be.

Each revised Operating Budget, Capital Budget, or both, shall include Operating Costs, Cost of Construction, or both, as the case may be, incurred by the Common Facilities Agent in the

operation and maintenance or replacement, modification, addition,

renewal, completion or disposal of the Plant Scherer Common

Facilities prior to the time such revised Operating Budget or

Capital Budget becomes effective but not included in prior

Operating Budgets or Capital Budgets, as the case may be, and shall be supported by detail reasonably adequate for the purpose of each Owner's reasonable review thereof, as described in

Appendix A.  Any such revised Operating Budget, Capital Budget,


                              - 29 -
or both, shall be approved or disapproved, and if disapproved, an alternative revised Operating Budget, Capital Budget, or both,

adopted or otherwise chosen for utilization, all in accordance with the procedure set forth in this Section 5.1, except that such approval or disapproval and submission of alternative

revisions must be completed by the Board by Requisite Owner

Approval, which shall include MEAG so long as MEAG owns at least a 15.1% undivided ownership interest in the Plant Scherer Common

Facilities, within 15 days of the Owners' receipt of the proposed revisions from the Common Facilities Agent.

     All budgets for Plant Scherer and each component thereof

shall be established and approved so as to permit each

Participant and each Additional Unit Participant to obtain its desired energy output entitlement from its owned capacity at

Plant Scherer.  The Common Facilities Agent shall attempt to manage, control, operate and maintain the Plant Scherer Common

Facilities in accordance with the then current Operating Budget and attempt to replace, modify, add, renew, complete and dispose of the Plant Scherer Common Facilities in accordance with the then current Capital Budget and the schedules of expenditures contained therein.  Notwithstanding the foregoing, the Common

Facilities Agent makes no representation, warranty or promise of any kind as to the accuracy of any estimate contained in an

Operating Budget or Capital Budget or in a revised Operating

Budget or revised Capital Budget or that any such attempt

referred to in the preceding sentence will be successful, and in no event shall the Common Facilities Agent have any liability to any of the Owners in these regards.


                              - 30 -

     5.2  Damage or Destruction of the Plant Scherer Common

Facilities.  Determinations concerning damage and destruction of the Plant Scherer Common Facilities shall be made by the

Participants and Additional Unit Participants who are members of the Plant Scherer Managing Board in accordance with the relevant provisions of the respective Participation Agreements.



     5.3  Disposal (including Retirement and Salvage) of the

Plant Scherer Common Facilities.  The Common Facilities Agent

shall have sole authority and responsibility with respect to the disposal (including retirement and salvaging) of all or any part of the Plant Scherer Common Facilities and the Plant Scherer Coal

Stockpile; provided, however, that any action taken with respect thereto shall require the consent of the Managing Board by

Requisite Owner Approval, including MEAG, so long as MEAG owns at least a 15.1% undivided ownership interest in the Plant Scherer

Common Facilities.



     5.4  Removal of GPC as Common Facilities Agent.  The removal of GPC as Common Facilities Agent and the appointment of a

successor for the Common Facilities Agency Functions shall

require Requisite Owner Approval of the Managing Board, including

MEAG, so long as MEAG owns at least a 15.1% undivided ownership interest in the Plant Scherer Common Facilities, and the same shall be carried out only for the violations set forth in and in accordance with all of the applicable provisions of the

Participation Agreements.




                              - 31 -

                            ARTICLE 6

              VOTING ISSUES CONCERNING FUEL MATTERS



     6.1  Separate Procurement.  The Participation Agreements

provide that each Separate Coal Stockpile Participant may become a Separate Procurement Participant and make its own arrangements for coal procurement in accordance with the applicable provisions of the Participation Agreements.  The Owners recognize that coal procured by any Owner will affect the Plant Scherer Coal

Stockpile.  Accordingly, by and pursuant to the terms established by the Participation Agreements, the Common Facilities Agent

shall prepare and submit to the Plant Scherer Managing Board coal procurement policies, coal quality standards, and coal accounting procedures governing separate procurement of coal for Plant

Scherer ("Separate Procurement Procedures").  The Separate

Procurement Procedures shall be approved or revised and approved by Requisite Owner Fuel Approval within 60 days after such

Separate Procurement Procedures have been submitted to the Plant

Scherer Managing Board by the Common Facilities Agent.  In the

absence of such adoption or approval of revisions within such 60 day period, the Separate Procurement Procedures proposed by the

Common Facilities Agent shall immediately go into effect as the

Separate Procurement Procedures of the Plant Scherer Managing

Board and may be revised thereafter only by approval of such revisions by Requisite Owner Approval.



     6.2  Common Procurement.  The Participation Agreements

provide that the Common Facilities Agent shall procure coal for


                              - 32 -
such Owners as are, from time to time, Common Procurement

Participants and Spot Coal for all Owners.  The Owners recognize that such coal will affect the Plant Scherer Coal Stockpile.

Accordingly, by and pursuant to the terms established by the

Participation Agreements, the Common Facilities Agent shall

prepare and submit to the Plant Scherer Managing Board coal

procurement policies, coal quality standards, and coal accounting procedures governing common procurement of coal for Plant Scherer

("Common Procurement Procedures").  The Common Procurement

Procedures shall be approved or revised and approved by Requisite

Owner Fuel Approval, within 60 days after such Common Procurement

Procedures have been submitted to the Plant Scherer Managing

Board by the Common Facilities Agent.  In the absence of such adoption or approval of revisions within such 60 day period, the

Common Procurement Procedures proposed by the Common Facilities

Agent shall immediately go into effect as the Common Procurement

Procedures of the Plant Scherer Managing Board and may be revised thereafter only by approval of such revisions by Requisite Owner

Approval.  Upon (i) exercise by any Separate Coal Stockpile

Participant of a Separate Coal Procurement or (ii) violation by any Separate Coal Stockpile Participant, which has been found by the then remaining Common Procurement Participants owning in the aggregate more than 50% Pro Forma Ownership Interest in Plant

Scherer out of the total Pro Forma Ownership Interest in Plant

Scherer of the then remaining Common Procurement Participants

(without taking into account for such purpose in either the

numerator or the denominator the Pro Forma Ownership Interest in

Plant Scherer of the Owner under consideration) of any of the


                              - 33 -

Common Procurement Procedures, such Owner shall immediately cease to be a Common Procurement Participant, and GPC, as Common

Facilities Agent, shall have no obligation to procure coal or transportation on behalf of such Owner, other than for Spot Coal.

The remaining Common Procurement Participants owning in the

aggregate more than 50% Pro Forma Ownership Interest in Plant

Scherer of the then remaining Common Procurement Participants may vote to reestablish such Owner's status as a Common Procurement

Participant.  The Separate Procurement Procedures and Common

Procurement Procedures shall be generally consistent and to the extent possible shall contain the same coal quality standards and coal accounting procedures.



     6.3  Switch to an Alternative Fuel Source; Physical

Separation of the Plant Scherer Coal Stockpile.  Notwithstanding

the foregoing, any Owner may submit to the Plant Scherer Managing

Board a request to change the Separate Procurement Procedures and the Common Procurement Procedures to provide for the change from an existing coal source to a type of coal which under Prudent

Utility Practice should not be commingled with the coal

comprising the Plant Scherer Coal Stockpile or to physically separate the Plant Scherer Coal Stockpile to accommodate both such coal sources at Plant Scherer.  Such a request shall be subject to approval by the Plant Scherer Managing Board by

Requisite Owner Fuel Approval and upon such terms and conditions as may be approved by Requisite Owner Fuel Approval.

     In the event that any Owner brings a proposal to the

Managing Board with respect to a complete switch from an existing


                              - 34 -
coal source to a type of coal which under Prudent Utility

Practice should not be commingled with the coal comprising the

Plant Scherer Coal Stockpile so that only the new coal source is to be used in the Plant Scherer Coal Stockpile and, as a result,

"buy-out" costs would be incurred by the Owners in connection with existing coal contracts, then such proposed action would require approval of the Managing Board by Requisite Owner Fuel

Approval.



     6.4  Amendment, Modification, or Termination of Existing

Coal Contracts.  The Plant Scherer Managing Board shall approve or disapprove any amendment, modification (including, without limitation, deliveries of additional quantities of coal), or termination of coal contracts identified in Exhibit A hereto (the

"EXISTING CONTRACTS") by Requisite Owner Fuel Approval.



     6.5  Resolution of Incompatible Procurement Strategies. In

the event that a procurement strategy submitted to GPC by a

Separate Coal Stockpile Participant for its Separate Coal

Stockpile is incompatible with the procurement strategy desired by the Common Procurement Participants initiating a Common

Procurement, GPC as Common Facilities Agent shall notify the

Plant Scherer Managing Board of the conflict and of GPC's

proposed action to resolve it.  The Managing Board shall approve or disapprove such action by Requisite Owner Approval.  In the absence of such approval within 30 days from the date GPC's

proposal was submitted to the Plant Scherer Managing Board, GPC as Common Facilities Agent shall be authorized to take the action


                              - 35 -
it proposed to resolve the reported conflict, and such action may be repeated as necessary until such time as GPC as Common

Facilities Agent proposes a different action to the Managing

Board or the Managing Board approves an alternative action

consistent with the procedures set forth in this Section 6.5.



     6.6  Qualifications of Parties Associated with Separate

Procurement.  In the event of a disagreement between GPC as

Common Facilities Agent and any Separate Procurement Participant

as to whether any party associated with a proposed separate

procurement (including, without limitation, the vendor, broker,

mine operator and transporter) is reliable and technically and financially qualified, GPC as Common Facilities Agent or such

Separate Procurement Participant may submit such dispute to the

Plant Scherer Managing Board.  Such party shall not be considered reliable and technically and financially qualified unless the

Plant Scherer Managing Board, by Requisite Owner Approval,

determines that such party is reliable and technically and

financially qualified.  The standards employed to determine

whether such party is reliable, and technically and financially qualified shall be no stricter in regards to the parties

associated with Separate Coal Procurement than in regards to parties associated with Common Procurement.



     6.7  Coal Contract and Transportation Administration if GPC

is Removed as Agent for any Unit.  In the event that GPC is

removed as Agent for any Unit, GPC will continue to procure coal and administer transportation for the Plant Scherer Coal


                              - 36 -

Stockpile as Common Facilities Agent.  GPC will perform the

Common Facilities Agency Functions of coal procurement and fuel transportation unless removed as Common Facilities Agent, for one or more of the reasons set forth in the Participation Agreements,

by Requisite Owner Approval, including MEAG, so long as MEAG owns at least a 15.1% undivided ownership interest in the Plant

Scherer Common Facilities, such removal to be in accordance with all of the applicable provisions of the Participation Agreements.



                            ARTICLE 7

          OTHER ISSUES REQUIRING MANAGING BOARD APPROVAL



     7.1  Resolution of Conflicting Contractual Obligations for

GPC as Agent.  The Owners recognize that GPC, as Agent for the

Participants and Additional Unit Participants, has various

contractual obligations under the Participation Agreements

respecting GPC's performance of the Agency Functions for Plant

Scherer and the various components thereof.  The Participants and

Additional Unit Participants agree that, in discharging its

contractual obligations, GPC may take reasonable actions to

resolve conflicts involving its various contractual obligations.

In circumstances where GPC becomes aware of a conflict in its contractual obligations under the Participation Agreements and

GPC in its capacity as Agent reasonably believes the conflict is material and is likely to have a significant, on-going impact on one or more Participants or Additional Unit Participants, GPC shall notify the Plant Scherer Managing Board of the conflict and of GPC's proposed action to resolve the conflict.  The Plant


                              - 37 -

Scherer Managing Board shall approve such action by Requisite

Owner Approval.  In the absence of such approval within 30 days from the date GPC's proposal was submitted to the Plant Scherer

Managing Board, GPC shall be authorized to take the action it proposed to resolve the reported conflict, and such action may be repeated as necessary until such time as GPC proposes a different action to the Managing Board or the Managing Board approves an alternative action consistent with the procedures set forth in this Section 7.1.  Insofar as practicable, the Participation

Agreements and this Agreement shall be construed and interpreted to be harmonious and consistent each with the other and among all of them.



     7.2  Insurance Procurement by Owners.  In the event that any

Owner can procure insurance for Plant Scherer with substantially the same coverage, policy limits and deductibles with a

financially sound insurer as that maintained by GPC as Agent for the Owners, but at significantly less cost to the Owners, the

Owner may submit a request to the Managing Board to allow such

Owner to procure insurance on behalf of all Owners.  The Owners may procure such insurance and no longer pay any cost of

insurance maintained by GPC with respect to Plant Scherer if such request is approved by written approval or consent of those

Owners who collectively hold at least an 85% undivided ownership interest in the Plant Scherer Common Facilities.



     7.3  Allocation of Insurance Proceeds.  The Plant Scherer

Managing Board may adopt rules, policies and procedures, by


                              - 38 -
written approval or consent of those Owners who collectively hold at least an 85% undivided ownership interest in the Plant Scherer

Common Facilities, for allocation of insurance proceeds among

Owners in those situations where deductible amounts and available proceeds do not fully cover a casualty or loss with respect to more than one of the Units, the Additional Units, the Unit Common

Facilities, the Additional Unit Common Facilities, the Plant

Scherer Common Facilities and the Plant Scherer Coal Stockpile or

to any other third party claim; provided, however, that the Plant

Scherer Managing Board shall not adopt any rules, policies and procedures which would deprive any Owner of insurance proceeds to which it would otherwise have been entitled, without that Owner's specific consent to such rules, policies and procedures.  In the event the Plant Scherer Managing Board does not adopt rules,

policies or procedures pursuant to the first sentence of this

Section 7.3, then insurance proceeds shall be allocated among the

Owners in proportion to their undivided ownership interest in the property suffering the casualty or loss for which the insurance proceeds were received.



     7.4  Managing Board Jurisdiction Over Additional Matters.

The Plant Scherer Managing Board shall have jurisdiction over the matters expressly granted to it by this Agreement.  The Common

Facilities Agent or any Owner may submit a request that the Plant

Scherer Managing Board be granted jurisdiction over other matters concerning Plant Scherer (other than matters that relate solely to a specific unit), and the Plant Scherer Managing Board shall




                              - 39 -
gain jurisdiction over such matters which are approved by

Requisite Owner Approval.

     Additional matters not expressly provided for in this

Agreement which the Plant Scherer Managing Board has gained

jurisdiction over as provided for in this section shall be

governed by the following requisite approvals:



     (i)  With respect to additional matters affecting the Plant

          Scherer Common Facilities and the Plant Scherer Coal

          Stockpile, Requisite Owner Approval shall be required;

          and



     (ii) With respect to additional matters that solely relate to Unit Common Facilities or Additional Unit Common

          Facilities, a Requisite Units Owner Approval or a

          Requisite Additional Units Owner Approval, as the case

          may be, shall be required.



     Notwithstanding the foregoing paragraphs of this Section

7.4, (A) in no event shall the Plant Scherer Managing Board take any action or make any determination which could increase the obligations, duties or responsibilities of GPC as Agent or as

Common Facilities Agent for the Owners (or any of them), which could limit or impair the authority of GPC as Agent or as Common

Facilities Agent for the Owners (or any of them) under any of the

Participation Agreements or which could add to the risks or

liability of or the costs and expenses (unless reimbursed by the

Participants and Additional Unit Participants) to be incurred by


                              - 40 -

GPC as Agent or as Common Facilities Agent for the Owners (or any

of them) without GPC's prior written consent in each instance;

and (B) in no event shall the Plant Scherer Managing Board assert jurisdiction over additional matters under this Section 7.4 or take action with respect to any such additional matter in a

manner which would adversely impair any Owner's voting rights under any Participation Agreement to which it is a party without such Owner's prior written consent in each instance.



                            ARTICLE 8

              UNIT AND UNIT COMMON FACILITIES ISSUES



     8.1  Capital Budgets and Operating Budgets for the Unit

Common Facilities.  By the date set forth therefor in Appendix A of each year, each Participant may provide the Common Facilities

Agent information to be used in the formulation of the subsequent year's Capital Budget and Operating Budget for the Unit Common

Facilities.  Such budgets shall conform to the requirements and guidelines stated in Appendix A attached hereto and any revisions of such appendix as it applies to the Unit Common Facilities as may be approved by the Board by Requisite Units Owner Approval and agreed to by the Common Facilities Agent.  By the date set forth therefor in Appendix A of each year, the Capital Budget and the Operating Budget for the Unit Common Facilities shall be approved or disapproved, each in its entirety, by the Board by

Requisite Units Owner Approval.  If the Capital Budget or

Operating Budget is disapproved, the Board shall then have until the date set forth therefor in Appendix A to adopt by Requisite


                              - 41 -

Units Owner Approval a revised Capital Budget or Operating Budget which shall comply with Prudent Utility Practice and Legal

Requirements.  In the event that the Board is unable to approve any budget by Requisite Units Owner Approval by the date set forth therefor in Appendix A, then the budget to be utilized shall be the one submitted by the Common Facilities Agent, and such budget shall be deemed approved by the Board and binding on the Participants.

     The Operating Budget, the Capital Budget, or both, with

respect to Unit Common Facilities, for each calendar year shall be revised as deemed necessary by the Common Facilities Agent to reflect changed conditions in such calendar year, and promptly upon any such revision, the Common Facilities Agent shall provide to each of the other Participants a revised Operating Budget,

Capital Budget, or both, as the case may be.  Each revised

Operating Budget, Capital Budget, or both, shall include

Operating Costs, Cost of Construction, or both, as the case may be, incurred by the Common Facilities Agent in the operation and maintenance or replacement, modification, addition, renewal,

completion or disposal of the Unit Common Facilities prior to the time such revised Operating Budget or Capital Budget becomes effective but not included in prior Operating Budgets or Capital

Budgets, as the case may be, and shall be supported by detail reasonably adequate for the purpose of each Participant's

reasonable review thereof, as described in Appendix A.  Any such revised Operating Budget, Capital Budget, or both, shall be

approved or disapproved, and if disapproved, an alternative

revised Operating Budget, Capital Budget, or both, adopted or


                              - 42 -
otherwise chosen for utilization, all in accordance with the procedure set forth in this Section 8.1, except that such

approval or disapproval and submission of alternative revisions must be completed by the board by Requisite Units Owner Approval within 15 business days of the Participants' receipt of the

proposed revisions from the Common Facilities Agent.

     All budgets for Plant Scherer and each component thereof

shall be established and approved so as to permit each

Participant and each Additional Unit Participant to obtain its desired energy output entitlement from its owned capacity at

Plant Scherer.  The Common Facilities Agent shall attempt to manage, control, operate and maintain the Unit Common Facilities in accordance with the then current Operating Budget and attempt to replace, modify, add, renew, complete and dispose of the Unit

Common Facilities in accordance with the then current Capital

Budget and the schedules of expenditures contained therein.

Notwithstanding the foregoing, the Common Facilities Agent makes no representation, warranty or promise of any kind as to the accuracy of any estimate contained in an Operating Budget or

Capital Budget or in a revised Operating Budget or revised

Capital Budget or that any such attempt referred to in the

preceding sentence will be successful, and in no event shall the

Common Facilities Agent have any liability to any of the other

Participants in these regards.



     8.2  Damage or Destruction of the Unit Common Facilities.

     The Participants who are members of the Plant Scherer

Managing Board shall vote in accordance with the relevant


                              - 43 -
provisions of the respective Participation Agreements concerning the damage and destruction of the Unit Common Facilities.



     8.3  Disposal (including Retirement and Salvage) of the Unit

Common Facilities.  The Common Facilities Agent shall have sole authority and responsibility with respect to the disposal

(including retirement and salvaging) of all or any part of the

Unit Common Facilities; provided, however, that any action taken with respect thereto shall require the consent of the Managing

Board by Requisite Units Owner Approval.



     8.4  Separate Dispatch Procedures.  The Units Participation

Agreements provide that certain Separate Coal Stockpile

Participants may become Separate Dispatch Participants and that

GPC will use its reasonable best efforts to dispatch the

undivided ownership interests of each Separate Dispatch

Participant in Scherer Unit No. 1 and Scherer Unit No. 2 to match the schedules provided by such Separate Dispatch Participant.

Accordingly, by and pursuant to the terms established by the

Units Participation Agreements, GPC shall prepare and submit to the Plant Scherer Managing Board startup and shutdown notice,

operating and accounting procedures governing the separate

dispatch of undivided ownership interests in Scherer Unit No. 1 and Scherer Unit No. 2 ("Unit No. 1 and Unit No. 2 Separate

Dispatch Procedures").  The Unit No. 1 and Unit No. 2 Separate

Dispatch Procedures shall be approved or revised and approved by

Requisite Units Owner Approval within 60 days after such Unit No.

1 and Unit No. 2 Separate Dispatch Procedures have been submitted


                              - 44 -
to the Plant Scherer Managing Board by GPC.  In the absence of such adoption or approval of revisions within such 60 day period,

the Unit No. 1 and Unit No. 2 Separate Dispatch Procedures

proposed by GPC shall immediately go into effect as the Unit No.

1 and Unit No. 2 Separate Dispatch Procedures of the Plant

Scherer Managing Board and may be revised thereafter only by approval of such revisions by Requisite Units Owner Approval."












































                              - 45 -

                            ARTICLE 9

             ADDITIONAL UNIT COMMON FACILITIES ISSUES



     9.1  Capital Budgets and Operating Budgets for the

Additional Unit Common Facilities.  By the date set forth

therefor in Appendix A of each year, each Additional Unit

Participant may provide the Common Facilities Agent information to be used in the formulation of the subsequent year's Capital

Budget and Operating Budget for the Additional Unit Common

Facilities.  Such budgets shall conform to the requirements and guidelines stated in Appendix A attached hereto and any revisions of such appendix as it applies to the Additional Unit Common

Facilities, as may be approved by the Board by Requisite

Additional Units Owner Approval and agreed to by the Common

Facilities Agent.  By the date set forth therefor in Appendix A of each year, the Capital Budget and the Operating Budget for the

Additional Unit Common Facilities shall be approved or

disapproved, each in its entirety, by the Board by Requisite

Additional Units Owner Approval.  If the Capital Budget or

Operating Budget is disapproved, the Board, shall then have until the date set forth therefor in Appendix A to adopt by Requisite

Additional Units Owner Approval a revised Capital Budget or

Operating Budget which shall comply with Prudent Utility Practice and Legal Requirements.  In the event that the Board is unable to approve any budget by Requisite Additional Units Owner Approval by the date set forth therefor in Appendix A, then the budget to be utilized shall be the one submitted by the Common Facilities




                              - 46 -

Agent, and such budget shall be deemed approved by the Board, and binding on the Additional Unit Participants.

     The Operating Budget, the Capital Budget, or both, with

respect to Additional Unit Common Facilities for each calendar year shall be revised as deemed necessary by the Common

Facilities Agent to reflect changed conditions in such calendar year, and promptly upon any such revision, the Common Facilities

Agent shall provide to each of the other Additional Unit

Participants a revised Operating Budget, Capital Budget, or both,

as the case may be.  Each revised Operating Budget, Capital

Budget, or both, shall include Operating Costs, Cost of

Construction, or both, as the case may be, incurred by the Common

Facilities Agent in the operation and maintenance or replacement,

modification, addition, renewal, completion or disposal of the

Additional Unit Common Facilities prior to the time such revised

Operating Budget or Capital Budget becomes effective but not included in prior Operating Budgets or Capital Budgets, as the case may be, and shall be supported by detail reasonably adequate for the purpose of each Additional Unit Participant's reasonable review thereof, as described in Appendix A.  Any such revised

Operating Budget, Capital Budget, or both, shall be approved or disapproved, and if disapproved, an alternative revised Operating

Budget, Capital Budget, or both, adopted or otherwise chosen for utilization, all in accordance with the procedure set forth in this Section 9.1, except that such approval or disapproval and submission of alternative revisions must be completed by the

Board by Requisite Additional Units Owner Approval within 15 days




                              - 47 -
of the Additional Unit Participants' receipt of the proposed revisions from the Common Facilities Agent.

     All budgets for Plant Scherer and each component thereof

shall be established and approved so as to permit each

Participant and each Additional Unit Participant to obtain its desired energy output entitlement from its owned capacity at

Plant Scherer.  The Common Facilities Agent shall attempt to manage, control, operate and maintain the Additional Unit Common

Facilities in accordance with the then current Operating Budget and attempt to replace, modify, add, renew, complete and dispose of the Additional Unit Common Facilities in accordance with the then current Capital Budget and the schedules of expenditures contained therein.  Notwithstanding the foregoing, the Common

Facilities Agent makes no representation, warranty or promise of any kind as to the accuracy of any estimate contained in an

Operating Budget or Capital Budget  or in a revised Operating

Budget or revised Capital Budget or that any such attempt

referred to in the preceding sentence will be successful, and subject to the provisions of the Unit Four Participation

Agreements with respect to the Unit No. 4 Owners, in no event shall the Common Facilities Agent have any liability to any of the other Additional Unit Participants in these regards.



     9.2  Damage or Destruction of the Additional Unit Common

Facilities.  The Additional Unit Participants who are members of the Plant Scherer Managing Board shall vote in accordance with the relevant provisions of the respective Participation




                              - 48 -

Agreements concerning the damage and destruction of the

Additional Unit Common Facilities.



     9.3  Disposal (including Retirement and Salvage) of the

Additional Unit Common Facilities.  The Common Facilities Agent

shall have sole authority and responsibility with respect to the disposal (including retirement and salvaging) of all or any part of the Additional Unit Common Facilities; provided, however, that any action taken with respect thereto shall require the consent of the Managing Board by Requisite Additional Units Owner

Approval.



     9.4  Removal of GPC as Additional Unit Common Facilities

Agent.  The removal of GPC as Agent for the Additional Unit

Common Facilities shall require approval by the Board by vote of all Additional Unit Participants other than GPC.  The appointment of a successor to GPC as agent for the Agency Functions as it pertains to the Additional Unit Common Facilities shall require approval by vote of Requisite Additional Units Owner Approval.



     9.5  Information to be provided to the Additional Unit

Participants.  The information provided to the Owners pursuant to

Sections 4.2.1.2, 4.2.1.3 and 4.2.1.4 of this Agreement shall also be provided to the Additional Unit Participants with respect to the Additional Unit Common Facilities.



                            ARTICLE 10

                        RECOVERY OF COSTS


                              - 49 -

     Any costs incurred hereunder by the Common Facilities Agent in accordance with the Participation Agreements shall be

recoverable from the Owners under the Participation Agreements as may be applicable and all remedies provided therein shall be available in the event any Owner shall default in the payment of such costs; provided, however, that an Owner which is not in default shall not be obligated to pay for any costs which should have been paid by an Owner in default.



                            ARTICLE 11

                 RELATION TO EXISTING AGREEMENTS



     This Agreement is not intended to nor does it modify, amend,

or terminate any of the Participation Agreements and does not otherwise alter or impact rights and obligations of the Agent,

the Common Facilities Agent, Participants and Additional Unit

Participants under any such agreements, including, without

limitation, the obligations to make payments; the remedies for defaults; the authority and obligation to insure Each Unit; the authority to establish levels of output and to schedule and meter output; entitlement to output; authority to establish retirement dates for Each Unit; authority to repair (following substantial damage or destruction), replace or make additions to Each Unit;

the authority to salvage and dispose of Each Unit; the property rights established by the applicable Participation Agreements;

and GPC's responsibility, liability and authority as Agent and

Common Facilities Agent under such agreements.  No Participation

Agreement shall be amended without 30 days prior written notice


                              - 50 -
to the other Owners and no Participation Agreement shall be

amended in a manner materially adverse to other Owners without

such other Owners' consent.   The Agent shall not be impaired in

its capacity to carry out its Agency Functions, nor shall this

Agreement diminish or add to (i) the liabilities of GPC or (ii)

the remedies of OPC, MEAG, Dalton, Gulf, FPL and JEA or any of their successors established by any of the several Participation

Agreements.  Further, the provisions of this Agreement shall supersede the provisions concerning the Joint Committee

established by the Units Participation Agreements; provided,

however, the procedures heretofore adopted by the Joint Committee set forth in Exhibit B attached hereto and made a part hereof shall remain in full force and effect unless modified, terminated or superseded by the Plant Scherer Managing Board by vote of such percentage of Owners as is required under this Agreement.



                            ARTICLE 12

                  EFFECTIVE DATE AND TERMINATION



     This Agreement shall become effective upon the execution and delivery of this Agreement by all undersigned parties and shall terminate upon the final decommissioning of Plant Scherer and each component thereof.



                            ARTICLE 13

                          MISCELLANEOUS






                              - 51 -

     13.1   Required Approvals.  This Agreement shall have no

force and effect until (i) it is approved by the Administrator of the Rural Electrification Administration unless such

Administrator rules that his approval is not required by law;

(ii) it is approved by the Trustee under each MEAG bond

resolution pursuant to which MEAG's interests in the Units has been financed.



     13.2   Further Assurances.  From time to time the Owners

will execute such instruments, upon the request of the Common

Facilities Agent or another Owner, as may be necessary or

appropriate to carry out the intent of this Agreement.



     13.3   Governing Law.  The validity, interpretation, and

performance of this Agreement and each of its provisions shall be governed by the laws of the State of Georgia.



     13.4   Notice.  Any notice, request, consent or other

communication permitted or required by this Agreement shall be in writing and shall be deemed given when sent by registered or certified mail.  All notices pertaining to or affecting the

provisions of this Agreement shall be addressed to:



     GPC: (in its capacity as an Owner and as Common Facilities
     Agent)

               Georgia Power Company
               333 Piedmont Avenue, N.E.
               Atlanta, Georgia  30308
               Attention:  President
               Telephone Number:  404-526-6000
               Telecopy Number:  404-526-7407


                              - 52 -

     OPC:
               Oglethorpe Power Corporation
               2100 East Exchange Place
               P.O. Box 1349
               Tucker, Georgia  30085-1349
               Attention:  President and Chief Executive Officer
               Telephone Number:  404-270-7900
               Telecopy Number:  404-270-7872

     MEAG:
               Municipal Electric Authority of Georgia
               1470 Riveredge Parkway, N.W.
               Atlanta, Georgia  30328
               Attention:  President and General Manager
               Telephone Number:  404-952-5445
               Telecopy Number:   404-953-3141





     Dalton:
               The City of Dalton, Georgia
               P.O. Box 869
               Dalton, Georgia  30720
               Attention:  Chairman, Utilities Commission
               Telephone Number:  404-278-1313
               Telecopy Number:   404-278-7230

     Gulf:
               Gulf Power Company
               500 Bayfront Parkway
               Pensacola, Florida 32501
               Attention:  Earl B. Parsons, Jr.
               Telephone Number:  904-444-6383
               Telecopy Number:  904-444-6744

     FPL:
               Florida Power and Light Company
               700 Universe Blvd.
               Juno Beach, Florida  33408
               Attention:  Senior Vice President - Power
                           Generation
               Telephone Number:  407-694-3838
               Telecopy Number:  407-694-4999

with a courtesy copy (which shall not be required for effective notice to be given to FPL) to :

               Director of Bulk Power Markets
               Florida Power & Light Company
               9250 West Flagler Street
               Miami, Florida  33174
               Telephone Number:  305-522-3847
               Telecopy Number:  305-552-2905


                              - 53 -

     JEA:
               Jacksonville Electric Authority
               21 West Church Street
               Jacksonville, Florida  32202
               Attention: Managing Director
               Telephone Number:  904-632-6441
               Telecopy Number:  904-632-7366


unless a different address, phone number or telecopy number shall have been designated by the respective Owner by notice in

writing.



     13.5   Section Headings Not To Affect Meaning.  The

descriptive headings of the various sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms and provisions

thereof.



     13.6   Time of Essence.  Time is of the essence of this

Agreement.



     13.7   Amendments.  This Agreement may be amended by and

only by a written instrument duly executed by each of the Owners.



     13.8   Successors and Assigns.  This Agreement shall inure

to the benefit of and be binding upon each of the Owners and its respective successors and assigns.  Each such successor and

assign shall assume all rights and obligations established by this Agreement.



     13.9   Counterparts.  This Agreement may be executed

simultaneously in two or more counterparts, each of which shall

                              - 54 -
be deemed an original but all of which together shall constitute one and the same instrument.



     13.10  Computation of Percentage Undivided Ownership

Interest.  Except as may be provided by any Participation

Agreement and except as otherwise specifically provided in this

Agreement, whenever, pursuant to any provision of this Agreement,

any action is required to be agreed to or taken by the Managing

Board or the Owners (i) only those Owners not in default in the payment of any amounts (together with interest, if appropriate)

required under any provisions of any applicable Participation

Agreement at the time such action is to be agreed to or taken shall have the right to participate in such agreement or the taking of such action and (ii) the computation of the aggregate percentage undivided ownership interest in the Units, the

Additional Units, or the Additional Unit Common Facilities by

Owners agreeing to or taking any such action shall be based

solely upon the respective undivided ownership interests in the

Units, the Additional Units, or the Additional Unit Common

Facilities owned by Owners not so in default.



     13.11  Several Agreements.  Notwithstanding anything to the contrary set forth herein, the agreements and obligations of the

Participants and Additional Unit Participants set forth in this

Agreement shall be the several, and not joint, agreements and obligations of the Participants and Additional Unit Participants.






                              - 55 -

     13.12  Confidentiality.  Realizing that publication of

information furnished hereunder by the Common Facilities Agent to the Owners or by one Owner to the other Owners may detrimentally affect the furnishing Common Facilities Agent or Owner, the

Common Facilities Agent and the Owners pledge to each other to comply with the confidentiality provisions of the Participation

Agreements to which they are a party.  Any party desiring JEA to maintain such information as confidential shall mark such

information as "proprietary confidential business information" at the time it is furnished to JEA.



              [This space intentionally left blank]


































                              - 56 -

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Managing Board Agreement under seal as of the date first above written.

                                   "GPC"

                                   GEORGIA POWER COMPANY

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [CORPORATE SEAL]


                                   "OPC"
                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION)

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [CORPORATE SEAL]




               [Signatures continued on next page]












                              - 57 -

            [Signatures continued from previous page]

                                   "MEAG"
                                   MUNICIPAL ELECTRIC AUTHORITY
                                   OF GEORGIA

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [OFFICIAL SEAL]


                                   "Dalton"
                                   CITY OF DALTON, GEORGIA

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [OFFICIAL SEAL]


                                   BOARD OF WATER, LIGHT AND
                                   SINKING FUND COMMISSIONERS

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [OFFICIAL SEAL]

               [Signatures continued on next page]






                              - 58 -

            [Signatures continued from previous page]

                                   "Gulf"
                                   GULF POWER CORPORATION

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [CORPORATE SEAL]


                                   "FPL"
                                   FLORIDA POWER & LIGHT COMPANY

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   [CORPORATE SEAL]


                                   "JEA"
                                   JACKSONVILLE ELECTRIC
                                   AUTHORITY

Signed, sealed and delivered       By:___________________________
in the presence of:
                                   Name:_________________________
____________________________       Its:__________________________

____________________________       Attest:_______________________
Notary Public
                                   Name:_________________________
                                   Its:__________________________

                                   Approved as to Form:

                                   ______________________________

                                   [OFFICIAL SEAL]




                              - 59 -

                            APPENDIX A



      GUIDELINES FOR CAPITAL BUDGETS AND OPERATING BUDGETS

                        FOR PLANT SCHERER



     Prior to August 15 of each year, each Owner may provide the

Common Facilities Agent with such information (whether in person or in writing as determined by the respective Owner) as such

Owner wishes to be utilized in formulation of Budgets for the following calendar year.  By August 15 of each calendar year, GPC shall attempt to prepare and submit to each Owner a written

budget estimate of Operating Costs and Cost of Construction for the Plant Scherer Common Facilities, the Unit Common Facilities,

and the Additional Unit Common Facilities anticipated to be

incurred for the following year and in summary form for the

ensuing four calendar years.  Each budget estimate to be

submitted under this subsection shall be based on information reasonably available.  The Budget estimates submitted and the

Budgets approved under the Managing Board Agreement, consistent with this Appendix A, shall be in a format that reflects the amounts GPC would expect to bill each Owner pursuant to the

underlying Participation Agreements.



     Each budget estimate shall be supported by detail reasonably adequate for the purpose of each Owner's review thereof and shall be formatted such that for the next calendar year each month's estimated costs are listed by reference to applicable Uniform

System of Accounts account numbers.

     By September 15 of each year, the Capital Budget and the

Operating Budget for the following calendar year shall be

approved or disapproved, each in its entirety, by the Board by

Requisite Owner Approval, Requisite Units Owner Approval, or

Requisite Additional Units Owner Approval, as the case may be as is set forth in the Managing Board Agreement.  If the Capital

Budget or the Operating Budget is disapproved, the Board, by approval of such majority, shall then have until October 15 to submit an alternative revised Capital Budget or Operating Budget which shall comply with Prudent Utility Practice, Legal

Requirements and all other requirements set forth in the Managing

Board Agreements and the applicable Participation Agreements, in the failure of which, the Budget to be used, shall be the one submitted by the Common Facilities Agent, and such Budget be deemed approved by the Board and binding on all of the Owners to which such Budget applies.



     Compliance by the Common Facilities Agent with the

provisions of any Capital Budget or Operating Budget which has been altered by the Participants, the Additional Unit

Participants or any of them from any such estimate submitted by the Common Facilities Agent, shall not, in and of itself,

constitute a breach by the Common Facilities Agent of its

obligations to discharge its responsibilities as Common

Facilities Agent for the Participants and Additional Unit

Participants in accordance with Prudent Utility Practice.

                            EXHIBIT A

                        EXISTING CONTRACTS

The following is a listing of the coal purchase contracts in existence on September 1, 1990.



1. That certain contract effective on March 31, 1977 among Shell

Mining Company, A.T. Massey Coal Company, Inc., Marrowbone

Development Company and Georgia Power Company as amended on

January 3, 1977, September 25, 1979, March 23, 1982, January 28,

1983, December 6, 1983, January 12, 1984, February 19, 1985,

September 9, 1985, December 11, 1985, December 18, 1985,

March 10, 1987, April 16, 1987, October 30, 1987, November 10,

1987, January 31, 1989, April 18, 1989, April 23, 1990, May 30,

1990, and the undated "Agreement To Provide For The Extension Of

Negotiations Between GPC and Shell Mining Company."



2. That certain contract effective December 1, 1987 among Delta

Coals Equity Company, Inc.,  Humphreys Enterprises, Inc., Greater

Wise, Inc., Red River Coal Company, Inc., Pardee Coal Company,

Inc., Delta Coals, Inc., and Georgia Power Company as amended on

November 6, 1987 (Notice of Assignment), November 6, 1987 (Notice

of Designation of Agent), November 23, 1987 (Response to Notice

of Assignment), June 17, 1988, April 7, 1989, and July 24, 1990.



3. That certain contract effective July 1, 1989 between Mingo

Logan Coal Company and Georgia Power Company as amended on

August 21, 1990.

                            EXHIBIT B

                    JOINT COMMITTEE PROCEDURES



1.   The revisions to depository account procedures presented to the Joint Subcommittee for Finance and Accounting on

     February 2, 1981 and April 2, 1982.



2.   The General Operating Guidelines concerning the 180-day

     audit provisions approved by the Joint Subcommittee for

     Finance and Accounting on April 1, 1985.



3.   The Joint Subcommittee for Power Generation Document

     Distribution Form as revised on September 18, 1991.

                            EXHIBIT C

                    OPERATING COSTS ALLOCATION



     The Owners agree that Operating Cost shall be allocated

among and between the Units, the Unit Common Facilities, the

Additional Units, the Additional Unit Common Facilities and the

Plant Scherer Common Facilities as described in this EXHIBIT C,

as the same may be revised from time to time by Agreement:

(1) with respect to Operating Costs incurred in connection with any one or more of Scherer Unit No. 1, Scherer Unit No. 2 and the

Unit Common Facilities, by approval of all of the Participants

(2) with respect to Operating Costs incurred in connection with any one or more of Scherer Unit No. 3, Scherer Unit No. 4 and the

Additional Unit Common Facilities, by approval of all of the

Additional Unit Participants, and (3) with respect to Operating

Cost incurred in connection with the Plant Scherer Common

Facilities, by approval of all of the Owners.

                 OPERATIONS AND MAINTENANCE COSTS

     Operation and Maintenance costs at Plant Scherer are accumulated by Location Code by FERC account. The Location
Codes, what they represent and the allocation basis are:

Location 8010 - General to Steam - 25% to Location 8100 (as such percentage may change from time to time based on the nameplate capacity of GPC's total fossil steam)
Location  8100  -  General to Scherer - 25% to each Unit
Location  8101  -  Unit 1  Specific  - 100% to Unit 1
Location  8102  -  Unit 2  Specific  - 100% to Unit 2
Location  8103  -  Unit 3  Specific  - 100% to Unit 3
Location  8104  -  Unit 4  Specific  - 100% to Unit 4
                   50% to Unit 2
Location  8107  -  Unique to Units 1&2 - 50% to Unit 1
                   50% to Unit 2
Location  8108  -  Unique to Units 3&4 - 50% to Unit 3
                   50% to  Unit 4
Location  8109  -  Common  Facilities  - allocation to Units based on 12-month generation

The component systems that make up each of these location codes are listed in Pages 4 through 9 of this Appendix C. The source document for this listing was the 1989 Plant Scherer Continuing Property Records (CPR). The CPR can be tied back to the Plant Scherer Retirement Unit Manual. When construction is complete, the various work orders are unitized into retirement units and then grouped into schedule numbers. The schedule numbers which compose a larger system are grouped to a major system for purposes of this listing. This listing is intended to be a high level summary of the items included in each location.

     Within each Location Code are the various FERC Accounts:

     Steam Power Generation - operation
     FERC 500 - Operations Supervision and Engineering
     FERC 501 - Fuel Handling
     FERC 502 - Steam Expenses (Boiler)
     FERC 505 - Electric Expenses (Turbine)
     FERC 506 - Miscellaneous Steam Power Expenses
     FERC 507 - Steam Power Generation Rents

     Steam Power Generation - Maintenance
     FERC 510 - Maintenance Supervision and Engineering
     FERC 511 - Maintenance of Structures
     FERC 512 - Maintenance of Boiler Plant
     FERC 513 - Maintenance of Electric Plant (Turbine)
     FERC 514 - Maintenance of Miscellaneous Steam Plant

After the allocation process is complete, all operations and maintenance costs become a part of the Unit Specific Locations, but still retain their FERC account identity.

     For the purposes of allocating costs between Scherer Units 1 and 2, all FERC accounts other than Operations and Maintenance on the Boiler and Turbine (FERC's 502, 505, 512, and 513) are designated as fixed costs to be allocated based upon the respective undivided ownership interests in Scherer Units 1 and 2. The Operations and Maintenance on Boiler and Turbine costs shall be between labor and nonlabor. All labor, both straight time and overtime, shall be designated as fixed costs. All other costs charged to these FERC Accounts (502, 505, 512, 513) shall be considered variable, and allocated to Owner based on relative generation during the "applicable accounting period". A flow chart of this information is attached hereto.

                  Plant Scherer Common Facilities

     These facilities are classified as part of Plant Scherer Common Facilities and their O&M costs vary with generation. O&M costs incurred in the operation and maintenance of these facilities shall be allocated to the individual units based on the most recent 12-month generation or in appropriate cases, a different applicable accounting period generation of the unit as a percent of the total Plant Scherer generation for the same period.

     Permanent Railroad System
     Chemical Waste Treatment Control House
     Coal Handling Equipment Buildings and System
     Treated Water System
     Ash Handling System

               Plant Scherer Common Facilities

     These facilities are classified as part of Plant Scherer common Facilities, but their O&M costs do not vary with generation. Therefore, O&M costs incurred in the operation and maintenance of these facilities shall be allocated to the individual units based on the nameplate capacity of 818 MW per unit (1/4 to each unit).

     Raceway Systems - Equipment and Buildings
     Site Grounding System
     Plant Welding System
     Hydrogen House
     River Pumping System
     Well Pump House
     Lifting System - Turbine Room Cranes
     Lube Oil Building Storage and Transfer Facilities
     Potable Water System
     Fire Protection System and Tanks
     Distribution System - To Header
     Auxiliary Boiler System Startup
     Site Improvements
     Service Bay
     Maintenance Building
     Warehouse
     Service Water System
     Visitors Center
     Security Building
     Sewage Treatment Facility
     Environmental Monitoring Facility
     Utility Trench
     Nitrogen Storage Building
     Nitrogen System
     Lake Juliette
     Retention and Ash Disposal Pond
     Recreation Facilities
     Intrasite Communication
     Settling and Storage Pond
     Plant Service Facilities
     Service Building
     Fee Simple Land
     500kv Switchyard Facilities

                Facilities Common to Units 1 and 2

     These facilities are classified as common to Scherer Units No. 1 and No. 2, or "Cost Unique to 1 and 2" and their O&M costs do not vary with generation. O&M costs incurred in the operation and maintenance of these facilities shall be allocated to Scherer Unit No. 1 and No. 2 based on nameplate capacity of 818 MW per unit (1/2 to each unit).

     Waste Water Treatment Facilities
     Scherer Unit No. 1 and No. 2 Coal Handling-Building Equipment and System
     Treated Water System
     Filtered Water System
     Chemical Wash System Chemical Cleaning Header
     Site Maintenance and Improvements
     Emergency Generating Building
     Raceway System Site
     Collection System
     Ground System
     Fee Simple Land
     Scherer Unit No. 1 and No. 2 Railroad System
     Scherer Unit No. 1 and No. 2 Fire Protection System
     Scherer Unit No. 1 and No. 2 Ash Handling Facility
     Scherer Unit No. 1 and No. 2 Service Water System
     Cooling Water Chlorination House and System
     Fuel Oil Facilities
     Fuel Storage Facilities
     Stack

                Facilities Common to Units 3 and 4


     These facilities are classified as common to Scherer Units No. 3 and No. 4, or "Cost Unique to 3 and 4" and their O&M costs do not vary with generation. O&M costs incurred in the operation and maintenance of these facilities shall be allocated to Scherer Unit No. 3 and No. 4 based on nameplate capacity of 818 NW per unit (1/2 to each unit).

     Waste Water Treatment Facilities
     Scherer Unit No. 3 and No. 4 Coal Handling-Building Equipment and System
     Treated Water System
     Filtered Water System
     Chemical Wash System Chemical Cleaning Header
     Site Maintenance and Improvements
     Emergency Generating Building
     Raceway System Site
     Collection System
     Ground System
     Fee Simple Land
     Scherer Unit No. 3 and No. 4 Railroad System
     Scherer Unit No. 3 and No. 4 Fire Protection System
     Scherer Unit No. 3 and No. 4 Ash Handling Facility
     Scherer Unit No. 3 and No. 4 Service Water System
     Cooling Water Chlorination House and System
     Fuel Oil Facilities
     Fuel Storage Facilities
     Stack

              Plant Scherer Unit Specific Facilities


     These facilities are classified as specific to the particular unit. O&M costs associated with these facilities are charged directly to the specific unit.

     Site Fire Protection System
     Roof Pressurizing System
     Boiler Duct System
     Boiler Water Circulating
     System
     Pulverizes
     Oil Handling and Firing
     System
     Plant Welding System
     Draft System
     Induced Draft
     Main Turbine Steam System
     Extraction Steam System
     Vent and Drain System
     Condensate System
     Turbine Generator System
     Cooling Water Passageways
     Cooling Water Pumps and
     Drives
     Cooling Water Chlorination
     System
     Cooling Tower
     Storage Tanks Distribution
     System
     Raceway System
     Ground System
     Generator Bus System
     Cathodic Protection System
     Sluice Water System
     Site Improvements
     Service Air Systems
     Sewage Treatment Facilities
     Coal Handling System
     Instrument/Control System
     Turbine Building
     Water Analysis System
     Chemical Wash System
     Metering Control System
     Computer Systems-Electrical
     Local Racks and Panels
     DC Power Systems
     Emergency Generator Systems

     AC Distribution Systems
     Intrasite Communications
     Plant Service Facilities
     Steam Generator Building
     Service Water System
     Fee Simple Land
     Control House
     Precipitator Control House
     Boiler Enclosure
     Air Heaters
     Step-up Substation
     500kv Switchyard Facilities





































